Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Grange National Bank Corp. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
A. McCullough, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Thomas A. McCullough
                                    -----------------------------------
                                    Thomas A. McCullough
                                    President and Chief Executive Officer


Date:  May 14, 2003